SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2005

FIRSTWAVE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia (State or other jurisdiction of incorporation)	0-21202 (Commission File Number)	58-1588291 (I.R.S. Employer Identification No.)

2859 Paces Ferry Road, #1000
Atlanta, Georgia 30339
(Address of principal executive offices)

(770) 431-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

The discussion under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01 as if set forth herein.

ITEM 2.01  Completion of Acquisition or Disposition of Assets.

On June 3, 2005, Firstwave Technologies, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with AllAboutTickets LLC (the “Buyer”) doing business as First Sports International. Pursuant to the Agreement, on June 3, 2005, the Company sold to Buyer all of the issued share capital of Firstwave Technologies UK, Ltd., a subsidiary of the Company, located at The Pavillion, 1 Atwell Place, Thames Ditton, Surrey, KT7 ONF (the “Target”). A copy of the Agreement is filed herewith as Exhibit 2.1. The Company has also entered into a License Agreement (the “License Agreement”) with Buyer and Target, dated June 3, 2005, pursuant to which it granted to Buyer a non-exclusive, non-transferable, non-assignable, limited worldwide and revocable license to use, modify, recompile, reproduce, distribute and maintain the object code version of certain portions of its software and the Source Code materials relating to that software for use only in the “sports industry”, as defined in the License Agreement. A copy of the License Agreement is filed herewith as Exhibit 2.2.

The total purchase price for the sale was $2,214,000, of which $256,000 was paid at closing, $1,620,000 is payable under a Promissory Note that calls for payments to be made over a maximum of three years, and $338,000 is to be paid as software revenues are achieved to reimburse the Company for certain prepaid royalties.

As part of the post closing covenants under the agreement, the Company and Buyer have agreed to cooperate with each other in order to obtain any necessary consents to assign certain non-Sports related contracts (the “Assigned Contracts”) to the Company as quickly as practicable.

ITEM 9.01  Financial Statements and Exhibits.

(a)  Not applicable

(b)  Pro Forma Financial information

The unaudited pro forma condensed consolidated financial information of the Company is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2005, and the year ended December 31, 2004, are presented as if the disposition of Target discussed in Item 1.01 hereof had been completed as of January 1, 2004. The unaudited pro forma condensed consolidated balance sheet is presented as if the disposition had been completed as of March 31, 2005.

It is management’s belief that the accompanying unaudited pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition on the historical financial information of the Company. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information and are set forth in the “Adjustments” column.

The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operations or the results that might have occurred if the sale had actually been completed on the indicated dates. The transaction will be recorded on the Company’s consolidated financial statements as of the date of sale and such results may vary from the pro forma condensed consolidated financial information presented herein.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2005
(in thousands)

	FIRSTWAVE	PRO FORMA		PRO FORMA
	HISTORICAL	ADJUSTMENTS		BALANCE SHEET
CURRENT ASSETS
CASH AND CASH EQUIVALENTS	$842	$256	b	$1,098
ACCOUNTS RECEIVABLES, LESS ALLOWANCE
FOR DOUBTFUL ACCOUNTS	504	(99)	a	405
NOTES RECEIVABLE - CURRENT	-	370	b	370
PREPAID EXPENSES AND OTHER ASSETS	546	(50)	a	496
TOTAL CURRENT ASSETS	1,892	477		2,369

PROPERTY AND EQUIPMENT, NET	208	(32)	a	176
NOTES RECEIVABLE - LONG TERM	-	1,250	b	1,250
CAPATILIZED SOFTWARE	904	-		904
INTANGIBLE ASSETS	743	-		743
GOODWILL	1,639	(338)	a	1,301
TOTAL ASSETS	$5,386	$1,357		$6,743

LIABILITIES AND SHAREHOLDERS' EQUITY
ACCOUNTS PAYABLE	$585	$(97)	a	$488
DEFERRED REVENUE	1,308	(115)	a	1,193
ACCRUED EMPLOYEE COMPENSATION AND BENEFITS	153	(46)	a	107
DIVIDENDS PAYABLE	46			46
OTHER ACCRUED LIABILITIES	120	1	a,c	121
TOTAL CURRENT LIABILITIES	2,212	(257)		1,955

SHAREHOLDERS EQUITY	3,174	1,614	a,b,c	4,788

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,386	$1,357		$6,743

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

See the introduction to pro forma financial information on page 2.

The pro forma unaudited condensed consolidated balance sheet was prepared assuming the disposition occurred as of March 31, 2005 and included “Pro Forma Adjustments” as follows:

B/S Disclosures
(a)    To record the disposition of assets and liabilities for Firstwave Technologies UK, Ltd.

(b)    To record the transaction with Buyer for all of the issued share capital stock of Firstwave Technologies UK, Ltd. as follows:
Cash received	$256
Promissory note	1620
Total consideration received	1876
Less: Book value of net assets sold @ 3/31/05	(653)
Pre-tax and after tax gain on sale	$1,223

(c) To accrue for estimated transaction costs as follows:
Professional Fees	$100
Total accrued transaction costs	$100

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2004
(in thousands except per share data)

	FIRSTWAVE	PRO FORMA		PRO FORMA
	HISTORICAL	ADJUSTMENTS		RESULTS
REVENUES
SOFTWARE	$2,335	$(1,447)	a	$888
SERVICES	2,316	(1,171)	a	1,145
MAINTENANCE	2,662	(205)	a	2,457
OTHER	88	(52)	a	36
TOTAL REVENUE	7,400	(2,874)		4,526

COSTS AND EXPENSES
COST OF REVENUE
SOFTWARE	2,031	(1)	a	2,030
SERVICES	2,361	(1,168)	a	1,192
MAINTENANCE	489	(85)	a	404
OTHER	91	(52)	a	39

SALES AND MARKETING	3,144	(1,241)	a	1,903
PRODUCT DEVELOPMENT	1,188	-		1,188
GENERAL & ADMINISTRATION	2,417	(772)	a	1,645
FOREIGN CURRENCY EXCHANGE, (GAIN)/LOSS	(416)	416	a	-
CHARGE FOR GOODWILL IMPAIRMENT	750			750
TOTAL COSTS AND EXPENSES	12,055	(2,903)		9,152

OPERATING INCOME/ (LOSS)	(4,655)	29		(4,626)

INTEREST INCOME, NET	17	-		17
DIVIDENDS	(255)	-		(255)
NET INCOME/(LOSS) APPLICABLE TO
COMMON SHAREHOLDERS	$(4,893)	$29		$(4,863)

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	2,682			2,682

BASIC EARNINGS/(LOSS) PER SHARE	($1.82)			($1.81)

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	2,682			2,682

DILUTED EARNINGS/(LOSS) PER SHARE	($1.82)			($1.81)

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

See the introduction to pro forma financial information on page 2.

The pro forma unaudited condensed consolidated statements of operations for the three months ended March 31, 2005 and the year ended December 31, 2004 have been presented as if the disposition was completed as of January 1, 2004.  The statements of operations include Pro Forma Adjustments as follows:

(a)  To display the divested operations of Firstwave Technologies UK, Ltd.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2005
(in thousands except per share data)

	FIRSTWAVE	PRO FORMA		PRO FORMA
	HISTORICAL	ADJUSTMENTS		RESULTS
REVENUES
SOFTWARE	$82	$-		$82
SERVICES	412	(212)	a	200
MAINTENANCE	654	(75)	a	578
OTHER	22	(2)	a	20
TOTAL REVENUE	1,170	(289)		881

COSTS AND EXPENSES
COST OF REVENUE
SOFTWARE	204	(0)		204
SERVICES	504	(281)	a	223
MAINTENANCE	102	(23)	a	79
OTHER	22	(9)	a	13

SALES AND MARKETING	321	(157)	a	164
PRODUCT DEVELOPMENT	193	-		193
GENERAL & ADMINISTRATION	475	(134)	a	341
FOREIGN CURRENCY EXCHANGE, (GAIN)/LOSS	158	(158)	a	-
TOTAL COSTS AND EXPENSES	1,981	(763)		1,218

OPERATING INCOME/ (LOSS)	(810)	474		(337)

INTEREST INCOME, NET	60	-		60
DIVIDENDS	(71)	-		(71)
NET INCOME/(LOSS) APPLICABLE TO
COMMON SHAREHOLDERS	$(821)	$474		$(348)

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	2,694			2,694

BASIC EARNINGS/(LOSS) PER SHARE	($0.30)			($0.13)

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	2,694			2,694

DILUTED EARNINGS/(LOSS) PER SHARE	($0.30)			($0.13)

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

See the introduction to pro forma financial information on page 2.

The pro forma unaudited condensed consolidated statements of operations for the three months ended March 31, 2005 and the year ended December 31, 2004 have been presented as if the disposition was completed as of January 1, 2004.  The statements of operations include Pro Forma Adjustments as follows:

(a)     To display the divested operations of Firstwave Technologies UK, Ltd.

(c)  Exhibits.

2.1	Stock Purchase Agreement between Firstwave Technologies, Inc. and AllAboutTickets, LLC, dated June 3, 2005.
2.2	License Agreement by and among Firstwave Technologies, Inc, Firstwave Technologies UK Ltd., and AllAboutTickets, LLC, dated June 3, 2005.

99.1	Press Release issued by the Firstwave Technologies, Inc. on June 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC.

By:	/s/ Judith A. Vitale
Judith A. Vitale
Chief Financial Officer

Date: June 9, 2005